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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 28, 2003

                             ----------------------

                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)


            Georgia                        0-12385               58-0687630
--------------------------------      ------------------    --------------------
 (State or other Jurisdiction of       (Commission File        (IRS Employer
 Incorporation or Organization)             Number)          Identification No.)


           309 E. Paces Ferry Road, N.E.
                  Atlanta, Georgia                        30305-2377
     ------------------------------------------       --------------------
      (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired:

         None.

(b)      Pro Forma Financial Information:

         None.

(c)      Exhibits:

EXHIBIT NO.                               DESCRIPTION
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
      99.1        Aaron Rents, Inc. press release dated April 28, 2003,
                  announcing the Company's financial results for the first
                  quarter of 2003 (furnished pursuant to Items 9 and 12 of
                  Form 8-K).
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ITEM 9.  REGULATION FD DISCLOSURE

         Pursuant to Exchange Act Release 47583, Aaron Rents, Inc. (the
"Company") is furnishing the following information and Exhibit pursuant to Items
9 and 12 of Form 8-K.

         On April 28, 2003, the Company issued a press release to announce its financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1.

         The press release presents the Company's systemwide revenues, along with the most directly comparable financial measure calculated and presented in accordance with GAAP, which the Company determined to be Company revenues, and a reconciliation of Company revenues to systemwide revenues. Systemwide revenues is calculated by adding Company revenues as calculated and presented in accordance with GAAP to the revenues of the Company's franchisees, and subtracting the Company's royalty revenues from the resulting total. [The
Company calculates franchisee revenues by dividing a royalty rate of 5% into the Company's royalty revenues.] Franchisee revenues however are not revenues of Aaron Rents, Inc.

         Management believes that presentation of non-GAAP financial measures such as systemwide revenues is useful because it allows investors and management to evaluate and compare the overall growth and penetration of the Aaron Rents brand in a more meaningful manner than relying exclusively on GAAP financial measures. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP. Because systemwide revenues are not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, systemwide revenues as used in the press release may not be comparable to other similarly titled measures used by other companies.

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         As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

         The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934, or otherwise subject to the liabilities of that section.
It may only be incorporated by reference in another filing under the Exchange
Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AARON RENTS, INC.


                                        By:  /s/ Gilbert L. Danielson
                                             ----------------------------
                                             Gilbert L. Danielson
                                             Executive Vice President and
Date:  April 28, 2003                        Chief Financial Officer